EXHIBIT NO. 99.(a) 14

MFS SERIES TRUST II

CERTIFICATION OF AMENDMENT

TO THE DECLARATION OF TRUST

TERMINATION OF CLASS

Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated as of December 16, 2004, as amended (the “Declaration”), of MFS Series Trust II (the “Trust”), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that Class T Shares of MFS Growth Fund, a series of the Trust, have been terminated effective upon the filing of this instrument with the Secretary of State of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of August 19, 2020 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

Steven E. Buller	Robert J. Manning
Steven E. Buller	Robert J. Manning
c/o MFS Investment Management	MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

John A. Caroselli	Clarence Otis, Jr.
John A. Caroselli	Clarence Otis, Jr.
c/o MFS Investment Management	MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

Maureen R. Goldfarb	Maryanne L. Roepke
Maureen R. Goldfarb	Maryanne L. Roepke
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

Peter D. Jones	Robin A. Stelmach
Peter D. Jones	Robin A. Stelmach
c/o MFS Investment Management	MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

John P. Kavanaugh	Laurie J. Thomsen
John P. Kavanaugh	Laurie J. Thomsen
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

James W. Kilman, Jr.
James W. Kilman, Jr.
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199